Exhibit 99.2

SUPPLEMENTAL INDENTURE

MTR GAMING GROUP, INC.,

as Issuer

and

THE GUARANTORS

NAMED HEREIN

9.00% SENIOR SUBORDINATED NOTES DUE 2012

Supplemental Indenture

Dated as of June 1, 2007

WELLS FARGO BANK, N.A.,

as Trustee

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 1, 2007, among MTR Gaming Group, Inc., a Delaware corporation (the “Issuer”), the guarantors executing this Supplemental Indenture (the “Guarantors”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”), under the Indenture dated as of May 25, 2006 (the “Indenture”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Indenture.

W I T N E S S E T H:

WHEREAS, Issuer, the Trustee and the Guarantors have heretofore executed and delivered the Indenture providing for the issuance by the Issuer of 9% Senior Subordinated Notes due 2012 (the “Notes”);

WHEREAS, Section 9.1 (a) of the Indenture provides that, without the consent of any Holder, the Issuer, the Guarantors and the Trustee may amend or supplement the Indenture and the Notes to cure any ambiguity, defect or inconsistency in the Indenture;

WHEREAS, the Issuer has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) copies of resolutions of the Boards of Directors of the Issuer and the Guarantors authorizing the execution of this Supplemental Indenture, and (ii) the Officers’ Certificate and the Opinion of Counsel described in Section 11.4 of the Indenture;

WHEREAS, the Issuer and Guarantors acknowledge that the Offering Circular dated May 22, 2006 with respect to the Notes discloses a definition of the term “Permitted Liens” which is different than the definition of such term included in the Indenture and that such difference represents a defect in the Indenture;

WHEREAS, the Issuer and Guarantors (i) acknowledge that such defect has been included in the Indenture since the execution of the Indenture by the original parties thereto and (ii) desire to cure such defect in the Indenture in order to give effect to the Indenture in the manner presented to the Note Holders in the above-referenced Offering Circular as of the date the Indenture was executed (the “Effective Date”); and

WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed.

NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE ONE

AMENDMENTS

SECTION 1.01. Amendment of Definition of “Permitted Lien.” Paragraph (h) of the definition of “Permitted Lien” contained in Section 1.01 of the Indenture entitled “Definitions” is hereby amended, to read as follows:

(h)                                 Liens arising from Purchase Money Indebtedness permitted to be incurred pursuant to Section 4.11 provided such liens relate solely to the property which is subject to such Purchase Money Indebtedness;

ARTICLE TWO

MISCELLANEOUS

SECTION 2.01. Reference to and Effect on the Indenture. On and after the Effective Date, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” (and all references to the Indenture in any other agreements, documents or instruments) shall mean and be a reference to the Indenture as supplemented by this Supplemental Indenture, unless the context otherwise requires. The Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 2.02. Governing Law. Section 11.8 of the Indenture shall apply to this Supplemental Indenture.

SECTION 2.03. Trust Indenture Act Controls. No modification of any provisions of the Indenture effected by this Supplemental Indenture is intended to eliminate or limit any provision of the Indenture that is required to be included therein by the Trust Indenture Act of 1939, as amended, as in force as of the effectiveness of this Supplemental Indenture.

SECTION 2.04. Trustee Disclaimer; Trust. The recitals contained in this Supplemental Indenture shall be taken as the statements of Issuer and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The Trustee accepts the trust created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

SECTION 2.05. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

SECTION 2.06. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date hereof.

ISSUER:

MTR GAMING GROUP, INC.

By:	/s/ Edson R. Arneault
Name: Edson R. Arneault
Title: President and CEO

GUARANTORS:

MOUNTAINEER PARK, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: President

PRESQUE ISLE DOWNS, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: President

SPEAKEASY GAMING OF LAS VEGAS, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: President

MTR – HARNESS, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: Vice President

SCIOTO DOWNS, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: Vice President

SPEAKEASY GAMING OF FREMONT, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: President

JACKSON RACING, INC.

By:	/s/ Edson R. Arneault

Name: Edson R. Arneault
Title: President

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Timothy P. Mowdy
Name: Timothy P. Mowdy
Title: Vice President